ACCOUNTS RECEIVABLE, NET - Analysis of Accounts Receivable by Age Based on Payment Due Date, Net of Allowance (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts Receivable [Line Items]
Current	$ 227,534	$ 220,141
1-30 days	51,207	41,571
31-60 days	9,842	3,344
61-90 days	1,941	2,573
Over 90 days	30,405	38,871
Accounts receivable, net	$ 320,929	$ 306,500